UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 16, 2026

Brag House Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-42525	87-4032622
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

45 Park Street,
Montclair, NJ 07042

(Address of principal executive offices)

Registrant’s telephone number, including area code: (413) 398-2845

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	TBH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

As previously disclosed, Brag House Holdings, Inc. (the “Company”) has entered into a Merger Agreement, dated as of October 12, 2025, by and among the Company, Brag House Merger Sub, Inc., a Delaware corporation (“Merger Sub”), and House of Doge Inc., a Texas corporation (“House of Doge”), as amended pursuant to Amendment No. 1 thereto dated as of November 26, 2025 and Amendment No 2. thereto dated as of February 2, 2026 (the “Merger Agreement”), pursuant to which, among other things, Merger Sub will merge with and into House of Doge (the “Merger”), with House of Doge surviving the Merger as a wholly owned subsidiary of the Company.

On March 16, 2026, the Company convened its special meeting of stockholders to vote on the Merger Agreement and related matters (the “Special Meeting”). At the Special Meeting, Lavell Juan Malloy, II, Chief Executive Officer and Chairman of the Board of Directors of the Company, presiding over the Special Meeting, moved that the meeting be adjourned to 2:00 p.m., Eastern Time, on Tuesday, April 7, 2026, to permit further solicitation and vote of proxies, for the purpose of soliciting additional proxies to approve such proposals (the “Adjournment Proposal”).

The Company’s stockholders approved the Adjournment Proposal as follows.

Votes
For	Against	Abstain
8,907,331	237,578	8,102

Item 8.01. Other Events.

Consistent with the vote on the Adjournment Proposal set forth above, as announced in the Special Meeting, the Company intends to reconvene the Special Meeting on April 7, 2026, at 2:00 p.m. Eastern Time, virtually at https://web.viewproxy.com/tbh/2026SM. The record date for determination of stockholders entitled to vote at the Special Meeting remains January 27, 2026.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 20, 2026	BRAG HOUSE HOLDINGS, INC.

	By:	/s/ Lavell Juan Malloy, II
	Name:	Lavell Juan Malloy, II
	Title:	Chief Executive Officer

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